EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Harvey Judkowitz, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Annual Report of Photovoltaic Solar Cells, Inc. on Form 10-K for the year ended February 28, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Photovoltaic Solar Cells, Inc.

/s/ Harvey Judkowitz
Harvey Judkowitz Chief Executive Officer Photovoltaic Solar Cells, Inc.

Date: June 14, 2010